                                                                  Execution Copy
                                  EXHIBIT 10.3

                                 AMENDMENT NO. 4


     AMENDMENT NO. 4 dated as of May 17, 1996, between CANANDAIGUA WINE COMPANY, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "SUBSIDIARY GUARANTOR" and, collectively the "SUBSIDIARY GUARANTORS" and, together with the Company, the "OBLIGORS"); each of the lenders that is a signatory hereto (individually, a "BANK" and, collectively, the "BANKS"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

     The Company, the Subsidiary Guarantors, the Banks and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of September 1, 1995 (as modified and supplemented and in effect on the date hereof, the "CREDIT AGREEMENT"). The Obligors and the Banks wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein, "Amendment No. 3" means Amendment No. 3 to the Credit Agreement dated as of the date hereof.

     Section 2. AMENDMENTS. Subject to (i) the execution of this Amendment by each Obligor, the Administrative Agent and each of the Banks, (ii) the effectiveness of Amendment No. 3 (as provided in Section 3 thereof) and (iii) the payment of the amendment fee specified in Section 3 hereof, but effective as of February 29, 1996, the Credit Agreement shall be amended as follows:

     A. The definition of "Operating Cash Flow", as such term is used in the determination of the Debt Ratio for purposes of calculating the Applicable Margin, the Commitment Fee Percentage and the Letter of Credit Fee Percentage, is hereby amended as provided in Section 2.A of Amendment No. 3.

     B. Section 2.12(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(b) REVOLVING CREDIT LOANS CLEAN-UP. The Company will from time to time prepay the Revolving Credit Loans in such amounts as shall be necessary so that for a period of


                                AMENDMENT NO. 4
     at least thirty consecutive days at any time during the fiscal quarters ending on May 31 and August 31 of each fiscal year (commencing with the fiscal quarters ending May 31, 1996 and August 31, 1996), the aggregate outstanding principal amount of the Revolving Credit Loans together with the Letter of Credit Liabilities in respect of Revolving Letters of Credit does not exceed the sum of (i) $60,000,000 PLUS (ii) the lesser of (x) the amount expended by the Company for the purchase of vineyards and for making improvements on vineyards at any time during the fiscal year ending February 28, 1997 and (y) $17,500,000."

     Section 3. AMENDMENT FEE. As consideration to the Banks for amending the Credit Agreement as set forth in Section 2 hereof, the Company shall pay to the Administrative Agent for account of each Bank executing this Amendment an amendment fee equal to 0.125% of the sum of such Bank's (i) Letter of Credit Liabilities in respect of the Barton Letter of Credit PLUS (ii) Revolving Credit Commitment PLUS (iii) outstanding Term Loans.

     Section 4. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

                                AMENDMENT NO. 4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

                               CANANDAIGUA WINE COMPANY, INC.


                               By /S/ ROBERT S. SANDS
                                  --------------------------
                                  Title:  Executive Vice President

                            SUBSIDIARY GUARANTORS

                               BATAVIA WINE CELLARS, INC.
                               BISCEGLIA BROTHERS WINE COMPANY
                               CALIFORNIA PRODUCTS COMPANY
                               GUILD WINERIES & DISTILLERIES, INC.
                               (formerly known as Canandaigua
                                  California Acquisition Corp.)
                               TENNER BROTHERS, INC.
                               WIDMER'S WINE CELLARS, INC.
                               VINTNERS INTERNATIONAL COMPANY, INC.
                               (formerly known as Canandaigua/Vintners
                                  Acquisition Corp.)


                               By /S/ ROBERT S. SANDS
                                 ---------------------------
                                 Title: Secretary

                               CANANDAIGUA WEST, INC.
                               BARTON INCORPORATED
                               BARTON BRANDS, LTD.
                               BARTON BEERS, LTD.
                               BARTON BRANDS OF CALIFORNIA, INC.
                               BARTON BRANDS OF GEORGIA, INC.
                               BARTON DISTILLERS IMPORT CORP.
                               STEVENS POINT BEVERAGE COMPANY
                               MONARCH WINE COMPANY,
                                 LIMITED PARTNERSHIP
                                 By Barton Management, Inc.,
                                    Corporate General Partner
                               BARTON MANAGEMENT, INC.
                               V ACQUISITION CORP.


                               By /S/ ROBERT S. SANDS
                                  ----------------------------
                                  Title:  Vice President

                               BARTON FINANCIAL CORPORATION


                               By /S/ DAVID S. SORCE
                                  ----------------------------
                                  Title:  Vice President

                                AMENDMENT NO. 4

                                      BANKS

THE CHASE MANHATTAN BANK            THE FIRST NATIONAL BANK OF CHICAGO
  (NATIONAL ASSOCIATION),
  ROCHESTER DIVISION


By /S/ DIANA LAURIA                 By /S/ J. GARLAND SMITH
   ---------------------------         --------------------------
   Title: Vice President               Title: Managing Director


WELLS FARGO BANK, N.A.              MANUFACTURERS AND TRADERS TRUST
                                      COMPANY

By /S/ LANCY GIN                    By /S/ PHILIP SMITH
   ---------------------------         ----------------------------
   Title: Assistant Vice President     Title:  Regional Sr. Vice President

By /S/ PETER G. OLSON
   ---------------------------
   Title: Senior Vice President

FLEET BANK                          PNC BANK, NATIONAL ASSOCIATION


By /S/ MARTIN K. BIRMINGHAM         By /S/ THOMAS R. COLWELL
   ---------------------------        -----------------------------
   Title: Assistant Vice President    Title:  Vice President

NATIONAL CITY BANK                  CORESTATES BANK, N.A.


By /S/ JED M. PARKER                By /S/ BRIAN M. HALEY
   ---------------------------         ----------------------------
   Title:   Vice President             Title:  Vice President

THE FUJI BANK LIMITED,              THE BANK OF NOVA SCOTIA
  NEW YORK BRANCH
                                    By /S/ J. ALAN EDWARDS
                                       ----------------------------
By /S/ TEIJITERAMOTO                   Title:  Authorized Signatory
   ----------------------------
   Title:  Vice President and Manager

CREDIT SUISSE                       THE SUMITOMO BANK, LIMITED
                                       NEW YORK BRANCH

By /S/ JOEL GLODOWSKI
   ----------------------------
   Title: Member Senior Management  By /S/ Y. KAWAMURA
                                       ---------------------------
                                       Title:  Joint General Manager
By /S/ CHRIS T. HORGAN
   ----------------------------     By
     Title:  Associate                 ---------------------------
                                       Title

KEY BANK OF NEW YORK                CHEMICAL BANK


By /S/ TIMOTHY A. MERRIMAN          By /S/ J. SPILLANE
   ----------------------------        ---------------------------
   Title:    Vice President            Title:  Vice President

                                AMENDMENT NO. 4

COOPERATIVE CENTRAL RAIFFEISEN-     LTCB TRUST COMPANY
  BOERENLEENBANK B.A. "RABOBANK
  NEDERLAND", NEW YORK BRANCH

By /S/ JOANNA M. SOLOWSKI           By /S/ RENE' O. LEBLANC
   ------------------------------      ---------------------------
   Title:  Vice President              Title:  Senior Vice President

By /S/ ROBERT S. BUCKLIN
   ------------------------------
   Title:  Deputy General Manager

DG BANK DEUTSCHE GENOSSEN-          NBD BANK
    SCHAFTSBANK, CAYMAN ISLAND

By                                  By /S/ J. GARLAND SMITH
   ------------------------------      ----------------------------
   Title:                              Title:  Managing Director
By
   ------------------------------
   Title:


                            THE ADMINISTRATIVE AGENT
                            THE CHASE MANHATTAN BANK
                             (NATIONAL ASSOCIATION),
                             as Administrative Agent


                            By /S/ CAROL A. ULMER
                               -------------------------
                               Title:  Vice President


                                AMENDMENT NO. 4